UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
September 26, 2002

US Airways Group, Inc.
(Commission file number: 1-8444)

and

US Airways, Inc.
(Commission file number: 1-8442)

(Exact names of registrants as specified in their charters)

          Delaware                         US Airways Group, Inc. 54-1194634
(State of incorporation                US Airways, Inc.            53-0218143
     of both registrants)                 (I.R.S. Employer Identification Nos.)

US Airways Group, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

US Airways, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

Item 5.      Other Events

     On September 26, 2002, US Airways Group, Inc. and the Retirement Systems of Alabama entered into an investment agreement, which agreement has been approved by the United States Bankruptcy Court for the Eastern District of Virginia, Alexandria Division (Bankruptcy Court) subject to higher or otherwise better offers pursuant to the competitive bidding process also approved by the Bankruptcy Court today. The investment required by the investment agreement is subject to the terms and conditions set forth in such agreement and the schedules thereto. A copy of the news release issued by US Airways Group, Inc. (Company) and US Airways, Inc. relating to the foregoing is attached (see exhibit 99 below).

     Certain of the information contained in the attached news release should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect the Company's current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the debtor-in-possession financing facility; the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 cases on the Company's liquidity or results of operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and associates; the ability of the Company to attract and retain customers; demand for transportation in the markets in which the Company operates; economic conditions; labor costs; financing costs; aviation fuel costs; security-related costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the Company's products; and other risks and uncertainties listed from time to time in the Company's reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

     Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

Item 7.      Financial Statements and Exhibits

(c)   Exhibit

Designation                                                 Description
------------                                                  ----------------

99            News release dated September 26, 2002 of US Airways Group, Inc. and
                US Airways, Inc.

                                                                              SIGNATURES
                                                                              --------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                                               US Airways Group, Inc. (REGISTRANT)

Date: September 27, 2002                                         By:     /s/ Anita P. Beier
                                                                                 Anita P. Beier
                                                                                 Vice President and Controller
                                                                                 (Chief Accounting Officer)

                                                                               US Airways, Inc. (REGISTRANT)

Date: September 27, 2002                                        By:     /s/ Anita P. Beier
                                                                                 Anita P. Beier
                                                                                 Vice President and Controller
                                                                                 (Chief Accounting Officer)

(this space intentionally left blank)

NEWS RELEASE

                                                                                            MEDIA CONTACT:         703-872-7445
                                                                                            INVESTOR CONTACT:  800-290-9430

US AIRWAYS ANNOUNCES $500 MILLION DIP FINANCING AGREEMENT
AND $240 MILLION PLAN SPONSOR EQUITY INVESTMENT AGREEMENT
WITH THE RETIREMENT SYSTEMS OF ALABAMA

Company Says Proposed Plan Sponsor Meets Test of "Labor Friendly" Investor

RSA Commits to Restructure $340 Million Aircraft Debt Obligations
In Company's Aircraft Debt Restructuring Program

US Airways Unsecured Creditors' Committee Endorses Agreements

Company to Seek Approval of "Higher or Otherwise Better" Bid Procedures Today

     ARLINGTON, Va., Sept. 26, 2002 -- US Airways Group, Inc. today announced that it has designated The Retirement Systems of Alabama (RSA) as its proposed plan of reorganization equity sponsor and entered into a definitive investment agreement under which RSA will invest $240 million for 37.5 percent ownership in a restructured US Airways.

     Upon US Airways' emergence from Chapter 11, which the Company has targeted for the first quarter of 2003, the investment will be coupled with a $1 billion collateralized loan backed by the $900 million federal guarantee that has been conditionally approved by the Air Transportation Stabilization Board (ATSB). In addition, the Company said that it had reached agreement with RSA to restructure various debt obligations in the Company's aircraft debt-restructuring program. RSA currently holds approximately $340 million of debt obligations related to US Airways' aircraft.

     The Company also announced that it had accepted a commitment from RSA for a fully underwritten $500 million DIP financing facility on substantially the same terms as the Company's original DIP facility originated by Credit Suisse First Boston and Bank of America Corp., with participation from Texas Pacific Group in connection with US Airways' voluntary Chapter 11 filing last month. At that time, US Airways had announced a memorandum of understanding with Texas Pacific Group for a $200 million equity investment upon emergence from Chapter 11, which the Company said had been consensually concluded with Texas Pacific Group in exchange for the payment of accrued transaction expenses and indemnification arrangements. The Company said that it had notified the agents for its existing DIP facility that the Company had accepted the RSA-led facility to replace the existing financing, which was approved by the Bankruptcy Court on an interim basis last month.

     The Company noted that RSA's proposed investment agreement is subject to higher or otherwise better offers in connection with bid procedures filed with the Bankruptcy Court, which have been amended by the Company and RSA, in consultation with the Creditors' Committee, to eliminate break-up fee protection and modify certain of the bidding procedures to facilitate the competitive bidding process.

     The Company will present the investment agreement and proposed bidding procedures together with the new $500 million DIP financing agreement to the Bankruptcy Court at a hearing set for 9 a.m. today at the Martin Bostetter, Jr., Federal Court House in Alexandria, Va., before the Honorable Stephen S. Mitchell. The agreements have been endorsed by US Airways' Official Committee of Unsecured Creditors, which has been consulted closely by the Company since it received an unsolicited bid from RSA on Sept. 18.

     "RSA has committed to a plan sponsor investment that is more than a 20 percent premium over the prior bid, has fully underwritten a replacement $500 million DIP facility, and has committed to restructure $340 million of aircraft debt obligations held by RSA in the Company's aircraft debt restructuring program. These actions demonstrate confidence in the restructuring initiatives we have successfully completed to date and the value of a reorganized US Airways operating with a sound business plan and competitive costs," said US Airways President and Chief Executive Officer David Siegel. "Having met with RSA CEO David Bronner, I am confident of his strong interest in our successful restructuring, and even more importantly, of his support for the labor-friendly approach that we are taking."

     RSA has a long history of airline industry investment. In discussions with US Airways management, Siegel said that RSA has indicated that its commitment to employees and customers parallels that of US Airways. "When we began our turnaround efforts, key among our goals was a 'labor-friendly' restructuring, and we remain firmly on that course as this process moves forward. As the Alabama agency charged with investing and enhancing the pension funds of thousands of public service employees in Alabama, RSA fully appreciates our approach to protect both the pay and benefits of our employees, and to maintain service to our network of communities," Siegel said.

     Siegel noted that US Airways has made substantial progress in its three-part restructuring plan aimed at improving liquidity, increasing revenues, and reducing costs, to allow the Company to take advantage of its competitive strengths and return to profitability. Chief among those accomplishments:

     -- Ratification of cost-saving agreements with its five labor unions representing eight different work groups and contracts, resulting in labor cost reductions of more than $840 million per year.

     -- Receipt of authority from the Bankruptcy Court to reject or abandon 67 surplus aircraft to date, including 57 aircraft retired after the September 11 attacks, and an additional 10 as part of the announced retirement of 32 more planes.

     -- Completion of a marketing arrangement with United Airlines, Inc., which is in the final steps of a regulatory review by the U.S. Department of Transportation.

     -- Outstanding customer service, as measured by U.S. Department of Transportation statistics.
US Airways finished second in on-time performance in June, tied for first in on-time performance in July, and recorded its best August operating performance ever.

     -- The Company has completed more than 1,600 transatlantic operations without a cancellation dating back to May of this year.

     The Company filed its voluntary Chapter 11 reorganization petitions on Aug. 11, 2002 in the U.S. Bankruptcy Court for the Eastern District of Virginia in Alexandria. Siegel said that the Company remains on track to file its disclosure statement and plan of reorganization in December 2002, and continues to target its emergence from Chapter 11 for the first quarter of 2003.

     The largest air carrier east of the Mississippi River where more than 60 percent of the U.S. population resides, US Airways operates the seventh largest airline in the United States and the fourteenth largest airline in the world with approximately 40,000 employees. US Airways carried approximately 56 million passengers last year with regularly scheduled service to more than 200 destinations in 38 states across the United States and in Canada, Mexico, the Caribbean and Europe. Operating revenues for the year ended Dec. 31, 2001 were approximately $8.3 billion.

This press release as well as other statements made by US Airways may contain forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, that reflect, when made, the Company's current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the debtor-in-possession financing facility; the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 cases on the Company's liquidity or results of operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and associates; and the ability of the Company to attract and retain customers. Other risk factors are listed from time to time in the Company's SEC reports, including, but not limited to the quarterly reports on Form 10-Q for the quarter ended June 30, 2002. US Airways disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

NUMBER: 4359